UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2014

CAPNIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36593	77-0523891
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3 Twin Dolphin Drive, Suite 160

Redwood City, CA 94065

(Address of principal executive offices)

(650) 213-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Conditions

On December 18, 2014, Capnia, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2014. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2014, Antoun Nabhan, Vice President, Corporate Development of the Company, notified the Company of his decision to resign from employment with the Company, effective December 17, 2014. Mr. Nabhan will continue as a consultant to the Company.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Capnia, Inc. dated December 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPNIA, INC.
Date: December 18, 2014
	By:	/s/ David D. O’Toole
David D. O’Toole
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Capnia, Inc. dated December 18, 2014